SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
        September 27, 1999

STRUCTURED ASSET SECURITIES CORPORATION

(as depositor under the Trust Agreement, dated as of August 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage
Pass-Through Certificates, Series 1999-ALS3
STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)


              Delaware                    333-68513-08         74-2440850
(State or Other Jurisdiction             (Commission    (I.R.S. Employer
of Incorporation)                         File Number)  Identification No.)


200 Vesey Street
New York, New York                                       10285
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 526-5594

Item 5. Other Events

A scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report.
The Monthly Report is filed pursuant to and in accordance with/
(1) numerous no-action letters (2) current Commission policy in the area.

        A.     Monthly Report Information
               See Exhibit No.1


B.     Have and deficiencies occurred?  NO.
                        Date:
                        Amount:

C.     Item 1: Legal Proceedings:  NONE

D.     Item 2: Changes in Securities:   NONE

E.     Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits

        Exhibit No.

        __1.     Monthly Distribution Report dated       9/27/99



STRUCTURED ASSET SECURITIES CORP.
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 1999-ALS3

REPORTS TO CERTIFICATEHOLDERS

Distribution Date:            9/27/99
                                     Realized     Class
        Beginning                    Loss of      Accrued      Ending
        Certificate     Principal    Principal    Interest     Certificate
Class   Balance         Distribution Allocated    Distributed  Balance
  1-CB          83692000   1432687.93            0    505639.17  82259312.07
  1-PO            347058      3118.41            0            0    343939.59

  2-NC      144842000.00   2066809.43         0.00    875087.08 142775190.57
  2-PO         936630.00       825.31         0.00         0.00    935804.69

B1            9795000.00      5896.86         0.00     59178.13   9789103.14
B2            4520000.00      2721.16         0.00     27308.33   4517278.84
B3            2888000.00      1738.65         0.00     17448.33   2886261.35
B4            1381000.00       831.40         0.00      8343.54   1380168.60
B5            1004000.00       604.44         0.00      6065.83   1003395.56
B6            1762863.18      1061.29         0.00     10650.63   1761801.89
  R               100.00         0.00         0.00         0.60       100.00
Totals      251168651.18   3516294.88         0.00   1509721.64 247652356.30
PO classes are Principal Only Classes and will not receive interest payments.



                                     Realized     Class
              Beginning                   Loss of Accrued      Ending
            Certificate   Principal     Principal Interest     Certificate
Class           Balance Distribution    Allocated Distributed  Balance
  1-CB           1000.00        17.12         0.00  6.041666706  982.8814232
  1-PO           1000.00         8.99         0.00            0  991.0147295
  2-NC           1000.00        14.27         0.00  6.041666644  985.7305931
  2-PO           1000.00         0.88         0.00            0  999.1188516
B1               1000.00         0.60         0.00  6.041667177  999.3979724
B2               1000.00         0.60         0.00  6.041665929  999.3979735
B3               1000.00         0.60         0.00  6.041665512  999.3979744
B4               1000.00         0.60         0.00   6.04166546  999.3979725
B5               1000.00         0.60         0.00  6.041663347  999.3979681
B6                  1000  0.602026301            0  6.041665695  999.3979737
  R                 1000            0            0            6         1000


        Net Prepayment  Current      Outstanding
        Interest        Interest     Interest     Original
        Shortfall       Shortfall    Shortfall    Balance
Class
  1-CB              0.00         0.00         0.00  83692000.00
  1-PO              0.00         0.00         0.00    347058.00

  2-NC              0.00         0.00         0.00 144842000.00
  2-PO              0.00         0.00         0.00    936630.00

B1                  0.00         0.00         0.00   9795000.00
B2                  0.00         0.00         0.00   4520000.00
B3                  0.00         0.00         0.00   2888000.00
B4                     0            0            0      1381000
B5                     0            0            0      1004000
B6                     0            0            0   1762863.18
  R                    0            0            0          100


                                                  Group I      Group II
i) Beginning Aggregate Scheduled Principal Balance 91,847,049.6  159321602.1
     Scheduled Principal                               59785.57     91670.61
     Curtailments                                       9386.16     14188.64
     Paid in Full                                    1371713.59    1969550.3
     Liquidation Proceeds                                     0            0
     Insurance Proceeds                                       0         0.00
     Realized Loss                                            0         0.00
     Ending Aggregate Scheduled Principal Balance   90406164.35  157246192.5

     Non-PO Balance                                 91499991.31 158384971.88

ii) Aggregate Advances
         Principal Advances                            45437.22     70732.92
         Net Interest Advances                        423014.41    750644.05
                        Group 1      Group 1      Group 2      Group 2
iii) Realized Losses    Count        Balance      Count        Balance
        Current                     0            0   0.00000000   0.00000000
        Cumulative                  0            0   0.00000000   0.00000000
        Loss Limit      NA
Special Hazard Loss Amt
        Current                     0            0   0.00000000   0.00000000
        Cumulative                  0            0   0.00000000   0.00000000
        Loss Limit            7130186
Fraud Loss Amount
        Current                     0            0            0            0
        Cumulative                  0            0            0            0
        Loss Limit            5023373
Bankruptcy Loss Amount
        Current                     0            0            0         0.00
        Cumulative                  0            0            0         0.00
        Loss Limit             180000

                                                  Group I      Group II
iv) Servicing Fee                                       19134.9     33192.00
Master Servicing Fee                                    1530.85      2655.34
Trustee Fee                                              554.73       962.55


v)  Mortgage Loans Outstanding and Delinquency Information
                        Group I      Group I      Group II     Group II
                        Count        Balance      Count        Balance
Current                           679  90406164.35          335 157246192.53
31-60                              21   2396280.35            3   2101714.98
61-90                               2     300425.8            1    305819.34
91+                                 0            0            1       770000

vi)  Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                        Group I      Group I      Group II     Group II
                        Count        Balance      Count        Balance
31-60                               0            0            0         0.00
61-90                               0            0            0         0.00
91+                                 0            0            0         0.00

                                                  Group I      Group II
vii)  Accrued and Unpaid Principal                  0.003096552         0.00
Accrued and Unpaid Interest                                   0         0.00





                        SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


STRUCTURED ASSETS SECURITIES CORPORTATION
MORTGAGE PASS THROUGH CERTIFICATES, SERIES 1999-ALS3


                                        By: /s/ Eve Kaplan
                                        Name:  Eve Kaplan
                                        Title:  Vice President
                                        US Bank National Association


Dated:           9/30/99